SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________
                                    FORM 8-K
                                 CURRENT REPORT
                            _________________________
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 29, 1994

                          SHAWMUT NATIONAL CORPORATION

        Delaware             1-10102                   06-1212629
     (State or other     (Commission File         (IRS Employer
     jurisdiction of         Number)              Identification No.)
     incorporation)

             777 Main Street, Hartford, Connecticut         06115
             One Federal Street, Boston, Massachusetts      02211
             (Address of principal executive offices)       (Zip Code)


                                                             (203) 728-2000
         Registrant's telephone number, including area code: (617) 292-2000

                               Not Applicable
     (Former name or former address, if changed since last report)



     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

               The following exhibits are filed with this Current
     Report on Form 8-K:

          EXHIBIT
          NUMBER              DESCRIPTION

          3(i).1 Restated Certificate of Incorporation of Shawmut National Corporation.

          3(i).2 Certificate of Amendment to the Restated Certificate of Incorporation of Shawmut National Corporation.

          3(i).3 Certificate of Designation, Preferences and Rights of Series A Junior
                              Participating Preferred Stock of Shawmut
                              National Corporation.

          3(i).4              Certificate of Designation of 9.30%
                              Cumulative Preferred Stock of Shawmut
                              National Corporation.

          3(i).5 Amended Certificate of Designation of 9.30% Cumulative Preferred Stock of
                              Shawmut National Corporation.

          3(i).6              Certificate of Correction Filed to
                              Correct a Certain Error in the
                              Certificate of Designation of 9.30%
                              Cumulative Preferred Stock of Shawmut
                              National Corporation.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHAWMUT NATIONAL CORPORATION



                                   By: /s/ Joel B. Alvord
                                       __________________________________
                                       Joel B. Alvord
                                       Chairman and Chief Executive Officer

     Dated:  December 29, 1994



                                  EXHIBIT INDEX

     EXHIBIT                                                     PAGE
     NUMBER         DESCRIPTION                                  NUMBER

     3(i).1         Restated Certificate of Incorporation
                    of Shawmut National Corporation.........

     3(i).2         Certificate of Amendment to the Restated
                    Certificate of Incorporation of Shawmut
                    National Corporation...................

     3(i).3         Certificate of Designation, Preferences
                    and Rights of Series A Junior
                    Participating Preferred Stock of Shawmut
                    National Corporation....................

     3(i).4         Certificate of Designation of 9.30%
                    Cumulative Preferred Stock of Shawmut
                    National Corporation...................

     3(i).5         Amended Certificate of Designation of
                    9.30% Cumulative Preferred Stock  of
                    Shawmut National Corporation...........

     3(i).6         Certificate of Correction Filed to
                    Correct a Certain Error in the
                    Certificate of Designation of 9.30%
                    Cumulative Preferred Stock of Shawmut
                    National Corporation...................


                                                       EXHIBIT 3(i).1


                   RESTATED CERTIFICATE OF INCORPORATION
                                  OF
                       SHAWMUT NATIONAL CORPORATION

             SHAWMUT NATIONAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware, does hereby certify that, pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, originally filed with the Secretary of State of Delaware on September 1, 1987, is amended and restated to read in its entirety as follows:

               FIRST:  The name of the Corporation is Shawmut National
             Corporation (hereinafter the "Corporation").

               SECOND:  The address of the registered office of the
             Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

               THIRD:  The purpose of the Corporation is to engage in
             any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL").

               FOURTH:  The total number of shares of stock which the
             Corporation shall have authority to issue is 160,000,000, of which 150,000,000 shares with a par value of $.01 shall be common stock and of which 10,000,000 shares without par value shall be preferred stock.

             The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the preferred shares, and, by filing a certificate pursuant to the GCL, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               a. The number of shares constituting that series and the distinctive designation of that series;

               b. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable to any other class or classes or series of stock;

               c. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

               d. Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

               e. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

               f. Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

               g. The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation;

               h. The right of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

               i. Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

             Shares of any series of preferred stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of preferred stock, all subject to the conditions and the restrictions adopted by the Board of Directors providing for the issue of any series of preferred stock.

             Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of the Corporation.

             Except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, after payment shall have been made to the holders of preferred stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any other series of preferred stock, the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

             Except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of preferred stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of preferred stock the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to share, ratable according to the number of shares of common stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

             The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

          SERIES OF ADJUSTABLE RATE PREFERRED STOCK

             (a) Designation. The designation of the series of Preferred Stock created by this resolution shall be "Preferred Stock with Cumulative and Adjustable Dividends" (hereinafter called this "Series") and the number of shares constituting this Series is 700,000. Shares of this Series shall have a stated value of $50 per share. The number of authorized shares of this Series may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the GCL stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased.

             (b) Dividend Rate. (1) The dividend rate on the shares of this Series shall be $.8875 per share for the period (the "Initial Dividend Period") from the date of their original issue to and including March 31, 1988. Dividend rates on the shares of this Series shall be for each quarterly dividend period (hereinafter referred to as a "Quarterly Dividend Period"; and the Initial Dividend Period or any Quarterly Dividend Period being hereinafter individually referred to as a "Dividend Period" and collectively referred to as "Dividend Periods") thereafter, which Quarterly Dividend Periods shall commence on January 1, April 1, July 1, and October 1, in each year and shall end on and include the day next preceding the first day of the next Quarterly Dividend Period, at a rate per annum of the stated value thereof of 2.25% below the Applicable Rate (as defined in paragraph (2) of this Section (b)) in respect of such Quarterly Dividend Period. Anything to the contrary herein notwithstanding, the dividend rate for any Quarterly Dividend Period shall in no event be less than 6% or greater than 12% per annum. Such dividends shall be cumulative from the date of original issue of such shares and shall be payable, when and as declared by the Board, on January 1, April 1, July 1, and October 1, of each year, commencing on April 1, 1988. Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board. Dividends on account of arrears for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

             (2) Except as provided below in this paragraph, the "Applicable Rate" for any Quarterly Dividend Period shall be the highest of the Treasury Bill Rate, then Ten Year Constant Maturity Rate or the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such Dividend Period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any Quarterly Dividend Period, then the Applicable Rate for such Quarterly Dividend Period shall be the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any Quarterly Dividend Period, then the Applicable Rate in effect for the preceding Dividend Period shall be continued for such Dividend Period.

             (3) Except as provided below in this paragraph, the "Treasury Bill Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of the March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum market discount rate during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for three-month U.S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum market discount rate for three-month U.S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum market discount rates (or the one weekly per annum market discount rate, if only one such rate shall be published during the relevant Calendar Period as provided below) for all of the U.S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U.S. Treasury Bill Rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable noninterest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any Quarterly Dividend Period as provided above in this paragraph, the Treasury Bill Rate for such Dividend Period shall be the arithmetic average of the per annum market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U.S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

             (4) Except as provided in this paragraph, the "Ten Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of the March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of the actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years form the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at lest three recognized U.S. Government securities dealers selected by the Corporation.

             (5) Except as provided below in the paragraph, the "Twenty Year Constant Maturity Rate" for each Quarterly Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of the March, June, September or December, as the case may be, prior to the Quarterly Dividend Period for which the dividend rate on this Series is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U.S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during the relevant Calendar Period as provided below) for all of the actively trade marketable U.S. Treasury fixed interest securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U.S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any Quarterly Dividend Period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such Dividend Period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U.S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U.S. Government securities dealers selected by the Corporation.

             (6)  The Treasury Bill Rate, the Ten Year Constant
          Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five hundredths of a percentage point.

             (7) The dividend rate with respect to each Quarterly Dividend Period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new Quarterly Dividend Period to which it applies and will cause notice of such dividend rate to be enclosed with the dividend payment checks next mailed to the holders of shares of this Series.

             (8)  For purposes of this Section (b), the term

               (i)  "Calendar Period" shall mean 14 calendar days;

               (ii) "Special Securities" shall mean securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount.

               (iii) "Ten Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and

               (iv) "Twenty Year Average Yield" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities (adjusted to constant maturities of 20 years).

             (9) No full dividends shall be declared or paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to this Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on this Series for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series, all dividends declared upon shares of this Series and any other Preferred Stock ranking on a parity as to dividends with this Series shall be declared pro rata so that the amount of dividends declared per share on this Series and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of this Series and such other Preferred Stock bear to each other. Holders of shares of this Series shall not be entitled to any dividend, whether payable in cash, property or stocks, in excess of full cumulative dividends, as herein provided, on this Series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on this Series which may be in arrears.

             (10) So long as any shares of this Series are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to this Series as to dividends and upon liquidation and other than as provided in paragraph (9) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with this Series as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with this Series as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to this Series as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding shares of this Series shall have been paid for all past dividend payment periods.

             (11) Dividends payable on each share of this Series for each full Quarterly Dividend Period shall be computed by dividing the dividend rate for such Quarterly Dividend Period by four and applying such rate against the stated value per share of this Series. Dividends payable on this Series for any period less than a full Quarterly Dividend Period shall be computed on the basis of a 360-day year consisting of 30-day months.

             (c) Redemption. (1) The shares of this Series shall not be redeemable prior to April 1, 1988. On and after April 1, 1988, the Corporation, at its option, may redeem shares of this Series, as a whole or in part, at any time or from time to time, at a redemption price (i) in the case of any redemption on a redemption date occurring on or after April 1, 1988, and prior to April 1, 1993, of $51.50 per share, and (ii) in the case of any redemption on a redemption date occurring on or after April 1, 1993, of $50.00 per share, plus, in each case, accrued and unpaid dividends thereon to the date fixed for redemption.

             (2) In the event that fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board or by any other method as may be determined by the Board in its sole discretion to be equitable.

             (3) In the event the Corporation shall redeem shares of this Series, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and
          (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

             (4) Notice having been mailed as aforesaid, from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the shares of this Series so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

             (5) Any shares of this Series which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board.

             (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of this Series.

             (d) Conversion or Exchange. The holders of shares of this Series shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

             (e) Voting. The shares of this Series shall not have any voting powers either general or special, except that

               (1) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 % of all of the shares of this Series at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of this Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of this Series;

               (2) Unless the vote or consent of the holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 % of all of the shares of this Series and all other series of Preferred Stock ranking on a parity with shares of this Series, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of shares of this Series and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the shares of this Series as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

               (3)  If at the time of any annual meeting of
             stockholders for the election of directors a default in preference dividends on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of Common Stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for that purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (A) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (B)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (B) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to exist whenever the amount of accrued dividends upon any series of the Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

             (f) Liquidation Rights. (1) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive out of the assets of the Corporation, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Stock upon liquidation, the amount of $50.00 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

             (2) Neither the sale of all or substantially all the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation or the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purpose of this Section (f).

             (3) After the payment to the holders of the shares of this Series of the full preferential amounts provided for in this Section (f), the holders of this Series as such shall have no right or claim to any of the remaining assets of the Corporation.

             (4) In the event the assets of the Corporation available for distribution to the holders of shares of this Series upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph 1 of this Section
          (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of this Series upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of this Series, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

             (5) Upon the dissolution, liquidation or winding up of the Corporation, the holders of the shares of this Series then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation of this Series.

             (g) Ranking of Classes of Stock. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

               (1) prior to the shares of this Series, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of this Series;

               (2) on a parity with shares of this Series, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of this Series, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of shares of this Series; and

               (3) junior to shares of this Series, either as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of shares of this Series shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.

             FIFTH: The following provisions are inserted from the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

               (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

               (2) The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation. Notice of any such action, specifying or describing the same shall be contained in or accompany the notice of the meeting at which the same is to be taken.

               (3) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

               (4) No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
             (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended after approval by the stockholders of this Article FIFTH to authorize further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the full extent permitted by the GCL, as so amended. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

               (5)  In addition to the powers and authority
             hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

             SIXTH: I. A. In addition to any affirmative vote required by law or the Restated Certificate of Incorporation or By-Laws of the Corporation, and except as otherwise expressly provided in paragraph II of this Article SIXTH:

               (i) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with (a) any interested Stockholder (as hereinafter defined) or (b) any other corporation (whether or not itself an Interested Stockholder) which is or after such merger or consolidation would be an Affiliate or Associate (as hereinafter defined) of an Interested Stockholder; or

               (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) with any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder involving any assets or securities of the Corporation, any Subsidiary or any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder that have a Fair Market Value as hereinafter defined), as determined by a majority of the Continuing Directors (as hereinafter defined), equal to ten percent (10%) or more of the total stockholders' equity of the Corporation as of the end of its most recent fiscal year ended prior to the determination being made; or

               (iii) the adoption of a plan or proposal or the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

               (iv) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Stockholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class of equity or convertible securities of the Corporation or any Subsidiary that is directly or indirectly beneficially owned by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

               (v) any agreement, contract, or other arrangement providing for any one or more of the actions specified in clauses (i) to (iv) of this subparagraph A shall require the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by the holders of the outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class.

             B. The term "Business Combination" as used in this Article SIXTH shall mean any transaction that is referred to in any one or more of clauses (i) through (v) of subparagraph A of paragraph (I). As used in this definition, a "series of transactions" shall be deemed to include not only a series of transactions with the same Interested Stockholder but also a series of separate transactions with an Interested Stockholder or any Affiliate or Associate of such Interested Stockholder.

             II. The provisions of paragraph (I) of this Article SIXTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as required by law and any other provision of the Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation, or any agreement with any national securities exchange, if all of the conditions specified in either of the following sub-paragraph A or B are met:

               A. The Business Combination shall have been approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Stockholder to become an Interested Stockholder) of the Continuing Directors (as hereinafter defined).

               B. All of the following conditions shall have been met:

                  (i) The aggregate amount of (x) cash and (y) the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of common stock in such Business Combination shall be at least equal to the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Stockholder for any share of common stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of such share (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher.

                  (ii) The aggregate amount of (x) cash and (y) the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any class or, if there be more than one series in a class, any series of outstanding Preference Stock (as hereinafter defined), shall be at least equal to the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by or on behalf of the Interested
               Stockholder for any share of such class or, if there be more than one series in a class, such series of Preference Stock in connection with the acquisition by the Interested Stockholder of beneficial ownership of such share (1) within the two-year period immediately prior to the Announcement Date or (2) in the transaction in which it became an Interested Stockholder, whichever is higher.

                  (iii) The consideration to be received by holders of a particular class or series of outstanding Capital Stock (as hereinafter defined) shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Stockholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration so paid for shares of any class or series of Capital Stock varied as to form, the form of consideration for such class or series of Capital Stock shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Stockholder.

                  (iv) After such Interested Stockholder has become an Interested Stockholder and prior to the consummation of such Business Combination: (a) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding Preference Stock;
               (b) there shall have been (1) no reduction in the annual rate of dividends paid on the common stock (except as necessary to reflect any subdivision of the common stock), except as approved by a majority of the Continuing Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of the common stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Stockholder becoming an Interested Stockholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Stockholder's percentage beneficial ownership of any class of Capital Stock.

                  (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (vi) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Act") (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy statement shall contain on the first page thereof, in a prominent place, any recommendation as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors, as to the fairness (or not) of the terms of the Business Combination, from a financial point of view, to the holders of the outstanding shares of Capital Stock of the Corporation other than the Interested Stockholder and its Affiliates or Associates (such investment banking firm to be paid a reasonable fee for its services by the Corporation).

                  (vii) Such Interested Stockholder shall not have made any major change in the Corporation's business or equity capital structure without the approval of the majority of the Continuing Directors.

             III.  For the purposes of this Article SIXTH:

               A. The term "Capital Stock" shall mean all capital stock of the Corporation authorized to be issued from time to time under Article FOURTH of this Restated Certificate of Incorporation, and the term "Voting Stock" shall mean all Capital Stock which by its terms may be voted on all matters submitted to stockholders of the Corporation generally.

               B. The term "person" shall mean any individual, firm, corporation or other entity and shall include any group composed of any person and any other with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock of the Corporation.

               C. The term "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who:

                  (i)  is the beneficial owner (as hereinafter
               defined), directly or indirectly, of ten percent (10%) or more of the outstanding Voting Stock; or

                  (ii) is an Affiliate or Associate (as hereinafter defined) of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner of ten percent (10%) or more of the outstanding Voting Stock.

               D. A person shall be a "beneficial owner" of any Capital Stock:

                  (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rule 13d-3 under the Act;

                  (ii) which such person or any of its Affiliates or Associates has, directly or indirectly, (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                  (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing or any shares of Capital Stock.

               E. For the purposes of determining whether a person is an Interested Stockholder pursuant to subparagraph C of this paragraph III, the number of shares of Capital Stock deemed to be outstanding shall include shares deemed owned through application of sub-paragraph D of this paragraph III but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

               F. The terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act, as in effect at the date of the adoption by the Board of Directors of this Article SIXTH (the term "registrant" in said Rule 12b-2 meaning in this case the Corporation).

               G. The term "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in subparagraph C of this paragraph III, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

               H. The term "Continuing Director" means any member of the Board of Directors of the Corporation (the "Board"), while such person is a member of the Board, who is unaffiliated with, and not a representative of, the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Continuing Director, while such successor is a member of the Board, who is unaffiliated with, and not a representative of, the Interested Stockholder and is recommended or elected to succeed a Continuing Director by a majority of Continuing Directors.

               I. The term "Fair Market Value" means (1) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing sales price with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use or, if no such closing sales prices are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of the Continuing Directors; and
             (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

               J. The term "Preference Stock" shall mean the preferred stock and any other class of stock that has a preference as to dividends and/or upon liquidation that may from time to time be authorized in or by the Certificate of Incorporation of the Corporation.

               K. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraphs B(i) and (ii), of paragraph II of Article SIXTH shall include the shares of common stock and/or the shares of any class or series of Preference Stock retained by the holders of such shares.

             IV. The provisions of this Article SIXTH shall also apply to a Business Combination with any person who at any time has been an Interested Stockholder notwithstanding the fact that such person is no longer an Interested Stockholder if, at the time the definitive agreement or other arrangement relating to a Business Combination with such person was entered into, it was an Interested Stockholder.

             V. The Board of Directors shall have the power and duty to determine for the purposes of this Article SIXTH, on the basis of information known to it after reasonable inquiry,
          (a) whether a person is an Interested Stockholder, (b) the number of shares of Capital Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether any person has an agreement, contract or other arrangement with another, (e) whether two or more transactions constitute a "series of transactions," and (f) whether the assets or securities that are the subject of any Business Combination have a Fair Market Value equal to ten percent (10%) or more of the total stockholders' equity of the Corporation as of the end of its most recent fiscal year ended prior to the determination being made. Any such determination made in good faith shall be binding and conclusive on all parties.

             VI. Nothing contained in this Article SIXTH shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

             VII. The fact that any Business Combination complies with the provisions of paragraph II of this Article SIXTH shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the stockholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict, in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

             VIII. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of at least eighty percent (80%) of the votes entitled to be cast by the holders of the outstanding shares of Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article SIXTH, provided, that, this paragraph VIII shall not apply to, and such eighty percent (80%) vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors of the Corporation if all of such directors are persons who would be eligible to serve as Continuing Directors within the meaning of paragraph III of this Article SIXTH.

             SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

             EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of
          Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganizations shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

             NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

             IN WITNESS WHEREOF, SHAWMUT NATIONAL CORPORATION has caused this Restated Certificate of Incorporation of SHAWMUT NATIONAL CORPORATION to be executed on its behalf by its Chairman of the Board, and attested to by its Secretary and its corporate seal to be hereunto affixed this __ day of February, 1988.

                                      SHAWMUT NATIONAL CORPORATION

                                      By:
                                      President and Chief Executive Officer

          (SEAL)

          Attest:
               General Counsel and Secretary



                                                       EXHIBIT 3(i).2


                     CERTIFICATE OF AMENDMENT
                            TO THE
                RESTATED CERTIFICATE OF INCORPORATION
                              OF
                    SHAWMUT NATIONAL CORPORATION

               ______________________________________

               Pursuant to Section 242 of the General
               Corporation Law of the State of Delaware

               ______________________________________

               Shawmut National Corporation, a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

               FIRST: The first sentence of Article FOURTH of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

                         FOURTH:   The total number of shares of
                    stock which the Corporation shall have
                    authority to issue is 310,000,000, of which 300,000,000 shares with a par value of $.01 shall be common stock and of which 10,000,000 shares without par value shall be preferred stock.

               SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

               IN WITNESS WHEREOF, Shawmut National Corporation has caused this Certificate to be duly executed in its corporate name this 1st day of September, 1994.

                                   By:
                                      Joel B. Alvord
                                      Chairman and Chief Executive Officer



                                                       EXHIBIT 3(i).3


          CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF SERIES
                     A JUNIOR PARTICIPATING PREFERRED STOCK
                                   OF
                       SHAWMUT NATIONAL CORPORATION

          Pursuant to Section 151 of the General Corporation Law of the State of Delaware

               We, Joel B. Alvord, Chairman and Chief Executive Officer, and Raymond A. Guenter, Secretary, of Shawmut National Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of
          Section 103 thereof, DO HEREBY CERTIFY:

               That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation of the said Corporation, the said Board of Directors on February 28, 1989, adopted the following resolution creating a series of 1,500,000 shares of Preferred Stock designated as Series A Junior Participating Preferred Stock:

               RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, a series of Junior Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting power, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

               SECTION 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" and the number of shares constituting such series shall be 1,500,000.

               SECTION 2. Dividends and Distributions.

               (A) Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating
          Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $2.00 and (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after February 28, 1989 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $2.00 per share on the Series A Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in among less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

               Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

               (A)  Subject to the provision for adjustment
          hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

               (B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

               (C)  If at any time a "default in preference
          dividends" (as defined in Article FOURTH of the Corporation's Restated Certificate of Incorporation) on any Series A Junior Participating Preferred Stock exists, during the period while such default in preference dividends exists, all holders of Series A Junior Participating Preferred Stock shall, in accordance with the provisions of said Article FOURTH, have the right, voting together with the holders of shares of all other series of Preferred Stock as one class, irrespective of series, to elect two (2) Directors.

               (D) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required
          (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

               Section 4. Certain Restrictions.

               (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distribution, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                         (i)  declare or pay dividends on, make any
               other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                         (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         (iii)  redeem or purchase or otherwise
               acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock;

                         (iv)  purchase or otherwise acquire for
               consideration any shares of Series A Junior
               Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective rights and preferences of the respective series and classes, shall determining in good faith will result in fair and equitable treatment among the respective series or classes.

                (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

               Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

               Section 6. Liquidation Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100 per share, plus an amount equal to accrued an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Series A Liquidation Preference"). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 100 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii) being referred to as the "Adjustment Number"). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

               (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and of such parity shares in proportion to their respective liquidation preferences. In the event, however, that after payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a party with the Series A Junior Participating Preferred Stock, there are not sufficient assets remaining to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

                    (C) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                    Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock,
               (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                    Section 8. Optional Redemption. (A) The Corporation shall have the option to redeem the whole or any part of the Series A Junior Participation Preferred Stock at any time at a redemption price equal to, subject to the provisions for adjustment hereinafter set forth, 100 times the "current per share market price" of the Common Stock on the date of the mailing of the notice of redemption, together with unpaid accumulated dividends to the date of such redemption. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were otherwise entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. The "current per share market price" on any date shall be deemed to be the average of the closing price per share of such Common Stock for the 10 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted the average of the high bid and low asked prices in the over-the counter marker, as reported by the National Associations of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") or such other system then in use or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Corporation. If on such date no such market maker is making a market in the Common Stock, the fair value of the Common Stock on such date as determined in good faith by the Board of Directors of the Corporation shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.

                    (B) Notice of any such redemption shall be given by mailing to the holders of the Series A Junior Participating Preference Stock a notice of such redemption, first class postage prepaid, not later than the thirtieth day and not earlier than the sixtieth day before the date fixed for redemption, at their last address as the same shall appear upon the books of the Corporation. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the shareholder received such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Junior Participating Preferred Stock shall not affect the validity of the proceedings for the redemption of such Series A Junior Participating Preferred Stock. If less than all the outstanding shares of Series A Junior Participating Preferred Stock are to be redeemed, the redemption shall be made by lot as determined by the Board of Directors.

                    (C) The notice of redemption of each holder of Series A Participating Junior Preferred Stock shall specify (a) the number of shares of Series A Participating Junior Preferred Stock of such holder to be redeemed, (b) the date fixed for redemption, (c) the redemption price and (d) the place of payment of the redemption price.

                    (D) If any such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable written authorization promptly to give or complete such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with the bank or trust company designated in such notice, doing business in the United States of America and having a capital, surplus and undivided profits aggregating at least $25,000,000 according to its last published statement of condition, in trust for the benefit of the holders of Series A Junior Participating Preferred Stock called for redemption, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit all such shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease and terminate, except the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, up to the close of business on the fifth day before the date fixed for redemption, all privileges of conversion or exchange if any. In case less than all the shares represented by any surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of six years from such redemption date shall be repaid to the Corporation, after which the holders of shares of Series A Junior Participating Preferred Stock called for redemption shall look only to the Corporation for payment thereof; provided that any funds so deposited which shall not be required for redemption because of the exercise of any privilege of conversion or exchange subsequent to the date of deposit shall be repaid to the Corporation forthwith.

                    Section 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

                    Section 10. Amendment. So long as any shares of Series A Junior Participating Preferred Stock are outstanding, the Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

                    Section 11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

                    WHEREOF, we have executed and subscribed this
               Certificate and do affirm the foregoing as true under the penalties of perjury this 28th day of February, 1989.


                                         Joel B. Alvord
                                         President and Chief Executive Officer

               Attest:


               Raymond A. Guenter
               Secretary



                                                            EXHIBIT 3(i).4



               CERTIFICATE OF DESIGNATION

               OF

               9.30% CUMULATIVE PREFERRED STOCK
               (WITHOUT PAR VALUE,
               $250 STATED VALUE)

               OF

               SHAWMUT NATIONAL CORPORATION



               Pursuant to Section 151 of the
               General Corporation Law of the State of Delaware



                         SHAWMUT NATIONAL CORPORATION, a corporation
               organized and existing under the laws of the State of Delaware (the "Corporation"), HEREBY CERTIFIES that the following resolutions were duly adopted by the Board of Directors of the Corporation and by the Preferred Stock Committee of the Board of Directors, respectively, pursuant to authority conferred upon the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation which authorize the issuance of up to 10,000,000 shares of preferred stock, without par value ("Preferred Stock") and which expressly grants to the Board of Directors of the Corporation, subject to the limitations prescribed by law and the provisions of the Certificate of Incorporation, as amended, the authority to provide for the issuance from time to time in one or more series of any number of preferred shares and to establish the number of shares to be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares, of each such series as shall be stated in the Certificate of Incorporation or any amendment thereto or in the resolutions providing for the issue of such stock adopted by the Board of Directors, and pursuant to authority conferred upon the Preferred Stock Committee of the Board of Directors by Section 141(c) of the General Corporation Law of the State of Delaware, by the By-Laws of the Corporation and by the resolutions of the Board of Directors set forth herein, at a meeting of the Board of Directors duly held on October 27, 1992:

                         The Board of Directors on October 27, 1992 adopted
               the following resolutions designating a Preferred Stock Committee of the Board of Directors and authorizing such committee to act on behalf of the Board of Directors in connection with the issuance from time to time of 690,000 shares of preferred stock, without par value, $250 stated value, of the Corporation (the "Preferred Shares"):

                         "VOTED:  That the Board of Directors deems it in
               the best interests of the Corporation to constitute and appoint a special committee of the Board of Directors to be designated the Preferred Stock Committee, which Committee shall be comprised at all times of not less than two members of the Board of Directors; and be it further

                         VOTED:  That the initial members of the Preferred
               Stock Committee shall be Joel B. Alvord and Gunnar S. Overstrom, Jr.; and be it further

                         VOTED:  That the Preferred Stock Committee be and
               hereby is authorized and empowered to act on behalf and in the stead of the Board of Directors in connection with the issuance of one or more series of the Preferred Shares and, in connection therewith, is hereby authorized, to the fullest extent permitted by the Delaware General Corporation Law as it now exists or is hereafter amended, to determine the price and dividend rate at which the Preferred Shares of each such series will be sold by the Corporation and to determine the designation, preferences and rights of such shares relating to dividends, redemption, dissolution, and any distribution of assets of the corporation;"

                         1. The Board of Directors, on October 27, 1992, and the Preferred Stock Committee, on November 3, 1992, adopted the following resolutions:

                         "VOTED:  That the Preferred Shares shall have the
               designations, preferences, rights, qualifications and limitations as follows:

                         (a) Designation. The Preferred Shares shall be designated the "9.30% Cumulative Preferred Stock" and the number of shares constituting this series shall be 690,000. Such Preferred Shares shall have a stated value of $250 per share. The number of authorized Preferred Shares may be reduced by further resolution duly adopted by the Board and by the filing of a certificate pursuant to the provisions of the General Corporation Law of the State of Delaware stating that such reduction has been so authorized, but the number of authorized Preferred Shares shall not be increased.

                         (b)  Dividends.

                              (1)  Dividend periods ("Dividend Periods")
                         shall commence on January 1, April 1, July 1 and October 1 in each year and shall end on and include the day next preceding the first day of the next Dividend Period. The dividend rate on the Preferred Shares from November 3, 1992 to and including December 31, 1992 (the "Initial Dividend Period") and for each Dividend Period thereafter will be 9.30% per annum of the stated value thereof. Such dividends shall be cumulative from November 3, 1992 and shall be payable when and as declared by the board, on January 15th, April 15th, July 15th and October 15th of each year, commencing January 15, 1993. Each such dividend shall be paid to the holders of record of Preferred Shares as they appear on the stock register of the Corporation on such record date, not exceeding 30 days preceding the payment date thereof, as shall be fixed by the Board.
                         Dividends on account of arrears for any past
                         Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board.

                              (2)  No full dividends shall be declared or
                         paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Preferred Shares for all dividend payment periods terminating on or prior to the date of payment of such full cumulative dividends. When dividends are not paid in full, as aforesaid, upon the Preferred Shares and any other Preferred Stock ranking on a parity as to dividends with the Preferred Shares, all dividends declared upon shares of the Preferred Shares and any other Preferred Stock ranking on a parity as to dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other Preferred Stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Preferred Shares and such other Preferred Stock bear to each other. Holders of the Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on the Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Preferred Shares which may be in arrears.

                              (3)  So long as any of the Preferred Shares
                         are outstanding, no dividend (other than a dividend in Common Stock or in any other stock ranking junior to the Preferred Shares as to dividends and upon liquidation and other than as provided in paragraph (2) of this Section (b)) shall be declared or paid or set aside for payment or other distribution declared or made upon the Common Stock or upon any other stock ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, nor shall any Common Stock nor any other stock of the Corporation ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Preferred Shares as to dividends and upon liquidation) unless, in each case, the full cumulative dividends on all outstanding Preferred Shares shall have been paid for all past dividend payment periods.

                              (4)  Dividends payable on each Preferred
                         Share for each Dividend Period shall be computed by annualizing the applicable dividend rate and dividing by four. Dividends payable on the Preferred Shares for any period less than a full Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                         (c)  Redemption.

                              (1)  The Preferred Shares shall not be
                         redeemable prior to October 15, 1997. On and after October 15, 1997, the Corporation, at its option, may redeem the Preferred Shares, as a whole or in part, at any time or from time to time at a redemption price equal to $250 per share plus accrued and unpaid dividends thereon to the date fixed for redemption.

                              (2)  In the event that fewer than all the
                         outstanding Preferred Shares are to be redeemed, the number of shares to be redeemed shall be determined by the Board and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors of the Corporation or by any duly authorized committee thereof or by any other method as may be determined by the Board of Directors of the Corporation or by any duly authorized committee thereof in its sole discretion to be equitable, provided that such method satisfies any applicable requirements of any securities exchange on which the Preferred Shares are listed.

                              (3)  In the event the Corporation shall
                         redeem Preferred Shares, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less that 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such holder's address as the same appears on the stock register of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date.

                              (4)  Notice having been mailed as aforesaid,
                         from and after the redemption date (unless default shall be made by the Corporation in providing money for the payment of the redemption price) dividends on the Preferred Shares so called for redemption shall cease to accrue, and said shares shall no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price) shall cease. Upon surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation or any duly authorized committee thereof shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

                              (5)  Any of the Preferred Shares which shall
                         at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors of the Corporation or any duly authorized committee thereof.

                              (6) Notwithstanding the foregoing provisions of this Section (c), if any dividends on the Preferred Shares are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of Preferred Shares pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Preferred Shares.

                         (d) Conversion or Exchange. The holders of the Preferred Shares shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

                         (e) Voting. The Preferred Shares shall not have any voting powers, either general or special, except that

                              (i)  Unless the vote or consent of the
                         holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the Preferred Shares at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Preferred Shares shall vote together as a separate class, shall be necessary for authorizing, effecting or validating the amendment, alteration or repeal of any of the provisions of the Restated Certificate of Incorporation or of any certificate amendatory thereof or supplemental thereto (including any Certificate of Designation, Preferences and Rights or any similar document relating to any series of Preferred Stock) which would adversely affect the preferences, rights, powers or privileges of the Preferred Shares;

                              (ii)  Unless the vote or consent of the
                         holders of a greater number of shares shall then be required by law, the consent of the holders of at least 66 2/3% of all of the Preferred Shares and all other series of Preferred Stock ranking on a party with the Preferred Shares, either as to a parity with the Preferred Shares, either as to dividends or upon liquidation, at the time outstanding, given in person or by proxy, either in writing or by a vote at a meeting called for the purpose at which the holders of Preferred Shares and such other series of Preferred Stock shall vote together as a single class without regard to series, shall be necessary for authorizing, effecting or validating the creation, authorization or issue of any shares of any class of stock of the Corporation ranking prior to the Preferred Shares as to dividends or upon liquidation, or the reclassification of any authorized stock of the Corporation into any such prior shares, or the creation, authorization or issue of any obligation or security convertible into or evidencing the right to purchase any such prior shares;

                              (iii)  If at the time of any annual meeting
                         of stockholders for the election of directors a default in preference dividends (as defined below) on the Preferred Stock shall exist, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock of all series shall have the right at such meeting, voting together as a single class without regard to series, to the exclusion of the holders of common stock, to elect two directors of the Corporation to fill such newly created directorships. Such right shall continue until there are no dividends in arrears upon the Preferred Stock. Each director elected by the holders of shares of Preferred Stock (herein called a "Preferred Director") shall continue to serve as such director for the full term for which he or she shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or of the holders of shares of Preferred Stock, called for the purpose. So long as a default in any preference dividends on the Preferred Stock shall exist, (a) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (b)) by an instrument in writing signed by the remaining Preferred Director and filed with the Corporation and (b) in case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding shares of Preferred Stock, voting together as a single class without regard to series, at the same meeting at which such removal shall be voted.
                         Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. Whenever the term of office of the Preferred Directors shall end and a default in preference dividends shall no longer exist, the number of directors constituting the Board of Directors of the Corporation shall be reduced by two. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to exist whenever the amount of accrued dividends upon any series of Preferred Stock shall be equivalent to six full quarter-yearly dividends or more, and, having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all shares of Preferred Stock of each and every series then outstanding shall have been paid to the end of the last preceding quarterly dividend period.

                         (f)  Liquidation Rights.

                              (1)  Upon the voluntary or involuntary
                         dissolution, liquidation or winding up of the Corporation, the holders of the Preferred Shares shall be entitled to receive, before any payment or distribution shall be made on the Common Stock or on any other class of stock ranking junior to the Preferred Shares upon liquidation, the amount of $250 per share, plus a sum equal to all dividends (whether or not earned or declared) on such shares accrued and unpaid thereon to the date of final distribution.

                              (2) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purpose of this Section (f).

                              (3)  After the payment to the holders of the
                         Preferred Shares of the full preferential amounts provided for in this Section (f), the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Corporation.

                              (4)  In the event the assets of the
                         Corporation available for distribution to the holders of the Preferred Shares upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f), no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the Preferred Shares upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

                              (5)  Upon the voluntary or involuntary
                         dissolution, liquidation or winding up of the Corporation, the holders of the Preferred Shares then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders all amounts to which such holders are entitled pursuant to paragraph (1) of this Section (f) before any payment shall be made to the holders of any class of capital stock of the Corporation ranking junior upon liquidation to the Preferred Shares.

                         (g) Ranking of Classes of Stock. For purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                              (1) prior to the Preferred Shares, either as to dividends or upon liquidation, if the holders of such class or classes shall be entitled to the receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of the Preferred Shares;

                              (2)  on a parity with the Preferred Shares,
                         either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share or sinking fund provisions, if any, be different from those of the Preferred Shares, if the holders of such stock shall be entitled to the receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of such stock and the holders of the Preferred Shares; and

                              (3)  junior to the Preferred Shares, either
                         as to dividends or upon liquidation, if such class shall be Common Stock or if the holders of the Preferred Shares shall be entitled to receipt of dividends or of amounts distributable upon voluntary or involuntary dissolution, liquidation or winding up of the Corporation, as the case may be, in preference or priority to the holders of shares of such class or classes.


                         IN WITNESS WHEREOF, Shawmut National Corporation
               has caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Chairman and Chief Executive Officer, Joel B. Alvord, and attested by its Secretary, Raymond A. Guenter, this 3rd day of November, 1992.

                                        SHAWMUT NATIONAL CORPORATION

                                        By:
                                           Name:  Joel B. Alvord
                                           Title:   Chairman and Chief
                                                      Executive Officer

               [Corporate Seal]

               Attest:


               Secretary



                                                            EXHIBIT 3(i).5



                               SHAWMUT NATIONAL CORPORATION

                               ____________________________

                            AMENDED CERTIFICATE OF DESIGNATION
                            OF 9.30% CUMULATIVE PREFERRED STOCK

                              Pursuant to Section 151 of the
                              General Corporation Law of the
                                     State of Delaware

                         We, Joel B. Alvord and Raymond A. Guenter, being
               the Chairman and Chief Executive Officer and Secretary, respectively, of Shawmut National Corporation, a Delaware Corporation (the Corporation ), pursuant to resolutions of the Board of Directors of the Corporation adopted November 24, 1992 at a duly constituted meeting, hereby certify:

                         FIRST:  That the Corporation filed a Certificate
               of Designation on November 4, 1992 designating 690,000 of the authorized preferred stock as 9.30% Cumulative Preferred Stock.

                         SECOND:  That the Corporation s Certificate of
               Designation is hereby amended to reduce the number of shares constituting the series from 690,000 to 575,000.

                         THIRD:  That only 575,000 of the Corporation s
               9.30% Cumulative Preferred Stock have been issued.

                         FOURTH:  That said Amended Certificate of
               Designation has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.


                         IN WITNESS WHEREOF, we have caused this
               Certificate to be signed and attested by the Corporation s duly authorized officers this 24th day of November, 1992.

               CORPORATE SEAL           ______________________________
                                        Joel B. Alvord
                                        Chairman and Chief Executive Officer

               ATTEST:

               _________________________
               Raymond A. Guenter
               Secretary



                                                            EXHIBIT 3(i).6



                                 CERTIFICATE OF CORRECTION

                              CERTIFICATE OF CORRECTION FILED
                             TO CORRECT A CERTAIN ERROR IN THE
                               CERTIFICATE OF DESIGNATION OF
                            9.30% CUMULATIVE PREFERRED STOCK OF
                               SHAWMUT NATIONAL CORPORATION
                          FILED IN THE OFFICE OF THE SECRETARY OF
                        STATE OF DELAWARE ON NOVEMBER 4, 1992, AND
                          RECORDED IN THE OFFICE OF THE RECORDER
                         OF DEEDS FOR NEW CASTLE COUNTY, DELAWARE
                                    ON NOVEMBER 4, 1992

               Shawmut National Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                    DOES HEREBY CERTIFY:

                    (v)    The name of the corporation is Shawmut
                    National Corporation.

                    (vi)   A Certificate of Designation of 9.30%
                    Cumulative Preferred Stock (the Certificate ) was filed by the Secretary of State of Delaware on November 4, 1992 and recorded in the office of the Recorder of Deeds of New Castle County on November 4, 1992, and said Certificate requires correction as permitted by subsection (f) of Section 103 of the General Corporation Law of the State of Delaware.

                    (vii)  The inaccuracy or defect of said
                    Certificate is as follows: The dates January 1, April 1, July 1 and October 1" in the second and third lines of Section 2(b)(1) of the Certificate should be deleted and the dates January 16, April 16, July 16 and October 16 should be inserted in lieu thereof. The date December 31, 1992" in the seventh line of the same subsection should be deleted and the subsection should be deleted and the date January 15, 1993 should be inserted in lieu thereof.

                    (viii) The first two sentences of Section 2(b)(1) of the Certificate are corrected to read as follows:

                     (1) Dividend periods ( Dividend Periods ) shall
                    commence on January 16, April 16, July 16 and October 16 in each year and shall end on and include the day next preceding the first day of the next Dividend Period. The dividend rate on the Preferred Shares from November 3, 1992 to and including January 15, 1993 (the Initial Dividend Period ) and for each Dividend Period thereafter will be 9.30% per annum of the stated value thereof.

                    IN WITNESS WHEREOF, Shawmut National Corporation has
               caused its corporate seal to be hereunto affixed and this Certificate to be signed by its Chairman and Chief Executive Officer, Joel B. Alvord, and attested by its Secretary, Raymond A. Guenter, this 13th day of November, 1992.

                                   SHAWMUT NATIONAL CORPORATION

                                   By: ______________________________
                                        Name:  Joel Alvord
                                        Title:  Chairman and Chief
               Executive Officer

               [Corporate Seal]

               Attest:

               ______________________________
               Secretary